UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

777 East Wisconsin Avenue, 10th Floor

Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7385

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a)

REGAN TOTAL RETURN INCOME FUND

INSTITUTIONAL CLASS (RCIRX)
INVESTOR CLASS (RCTRX)

ANNUAL REPORT TO SHAREHOLDERS
SEPTEMBER 30 , 2021

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	1
PERFORMANCE SUMMARY	4
EXPENSE EXAMPLE	5
ALLOCATION OF PORTFOLIO HOLDINGS	6
SCHEDULE OF INVESTMENTS	7
STATEMENT OF ASSETS AND LIABILITIES	13
STATEMENT OF OPERATIONS	14
STATEMENT OF CHANGES IN NET ASSETS	15
FINANCIAL HIGHLIGHTS	16
NOTES TO FINANCIAL STATEMENTS	18
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
ADDITIONAL INFORMATION	28
PRIVACY NOTICE	31

Regan Total Return Income Fund

Letter to Shareholders

September 30, 2021

September 30, 2021

Dear Shareholder,

The Regan Total Return Income Fund ('Fund') is an open-end mutual fund that seeks to provide a high level of risk adjusted current income and capital appreciation, primarily investing in mortgage-backed securities. The Fund is intended to be a solution for investors that are looking for high current income, with low duration and low credit risk. By focusing on high quality, income-producing instruments, the strategy seeks to outperform traditional total return strategies while taking on less risk.

The Fund launched on October 1st, 2020, and has delivered strong results for the first year, with assets under management growing to $53mm as of September 30, 2021. Despite the hurdles of limited accessibility for clients to purchase the Fund while we completed the onboarding process with the major dealers during the second and third quarter of 2021, current assets under management have now exceeded $90mm, at the time of writing this letter. We're seeing strong demand persist, particularly from RIA and Wealth Advisor channels as more clients are identifying this Fund as a solution for their portfolio needs. We remain excited with the prospect of assisting our investors in meeting their investment goals.

Performance for the Fiscal Year Ended September 30, 2021

As of September 30, 2021, the Fund's institutional class shares (RCIRX) returned 14.96% since inception on October 1, 2020. The investor class (RCTRX) shares have returned 14.72% since inception.

The Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the benchmark for the Fund returned -0.90% across the same period.

Regan Total Return Income Fund – Institutional Share Class (RCIRX)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2020										5.00%	1.62%	1.68%	8.50%
2021	1.55%	0.57%	0.44%	0.68%	0.48%	0.38%	0.39%	0.68%	0.63%				5.96%

Regan Total Return Income Fund – Investor Share Class (RCTRX)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2020										5.00%	1.62%	1.64%	8.44%
2021	1.55%	0.57%	0.50%	0.58%	0.48%	0.33%	0.39%	0.68%	0.58%				5.79%

The Fund paid the first of its quarterly dividend on December 29, 2020. A breakdown of this distribution, and all subsequent distributions can be found below:

Regan Total Return Income Fund – Institutional Share Class (RCIRX)

	December 2020	March 2021	June 2021	September 2021
Ordinary Income Dividends	4.60%	3.36%	1.89%	1.31%
Capital Gains Distributions (Short-Term)	0.60%	-	-	-

Regan Total Return Income Fund

Letter to Shareholders

September 30, 2021

Regan Total Return Income Fund – Investor Share Class (RCTRX)

	December 2020	March 2021	June 2021	September 2021
Ordinary Income Dividends	4.50%	2.42%	1.84%	1.31%
Capital Gains Distributions (Short-Term)	0.60%	-	-	-

Market and Portfolio Commentary

Traditional fixed income yields are as low as they ever have been. It is becoming increasingly difficult to find opportunites in corporate and municipal bonds, and high yield corporate bonds are not providing returns adequate enough to satisfy their risk. Non-agency Residential Mortgage-Backed Securities ("RMBS") has, and we expect will continue to, provide a unique opportunity to fill the need for income in investor's portfolios. The Fund will aim to achieve most of its returns through carry (monthly principal and interest payments), with additional returns coming through price appreciation and trading profits.

Regan Capital launched Regan Total Return Income Fund in October 2020 to capitalize on the firm's institutional investment framework with a broader base of investors. While corporate, municipal, and total return strategies are broadly available to the public via mutual funds and ETFs, that is not the case for non-agency RMBS. From our calculations, there is only approximately $20bn in non-agency RMBS mutual funds available to institutions and investors out of a $1.5 trillion market. Our mutual fund brings investors the ability to gain exposure to RMBS, which provide investors income and daily liquidity. We anticipate our mutual fund to fill the void that exists, eventually growing to several billion in assets.

Across the last year we have cautiously managed our liquidity risk; the Fund will typically maintain a 15%+ cash position, in light of what happened to RMBS mutual funds in March 2020. Non-agency RMBS funds saw an average drawdown from redemptions of 17% through the March 2020, resulting in forced selling that significantly affected returns. In addition to a larger cash buffer, the Fund primarily focuses on senior, high quality paper, that saw the least amount of markdowns last March. The Fund's securities portfolio comprizes 99% non-agency RMBS and 1% agency RMBS. While it is possible that this ratio of non-agency to agency will change over time, the Fund will focus primarily on the non-agency side. The Fund purchases these the majority of its bonds at a discount to par (<$100), which creates upside to stronger housing through prepayments and deal calls. Additionally, the Fund will aim to minimize duration risk as much as possible, in an effort to protect investors from a potential rise in rates over the coming years. We achieve this by maintaining a portfolio of mostly floating rate securites. As of September 30, 2021, the portfolio held approximately 68% floating rate assets.

While, traditional fixed income markets have become dull, RMBS continue to present interesting opportunities. We've recently noticed an uptick in mortgage recoveries which has the potential to provide a strong tailwind for future returns where we can potentially get paid above par ($100) on our investments. Mortgage loans that were during the great financial crisis or COVID-19 were either given extra time to pay off their loans (deferred debt) or a portion of their balance was tagged on to the end of their mortgage as a balloon. Bondholders at the time of these modifications may have incurred losses, as principal and interest either didn't get paid or the amount paid decreased significantly. When the home is finally sold or the borrower refinances their mortgage, this deferred debt must be repaid and the current bondholder gets the payment.

We maintain a positive outlook for this asset class and seek to continue meeting our goals of managing this Fund in a manner that generates attractive risk-adjusted returns with high levels of current income.

Thank you for your continued support.

Skyler Weinand,

Chief Investment Officer

Regan Total Return Income Fund

Letter to Shareholders

September 30, 2021

The opinions expressed above are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Past performance does not guarantee future results.

Mutual fund investing involves risk and principal loss is possible. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss of principal and interest than higher-rated securities do. For more information on these risks and other risks of the fund, please see the Prospectus. Registration with the SEC does not in any way constitute an endorsement by the SEC of an investment advisor's skill or expertise.

The Bloomberg Barclays US Aggregate Bond Index is a broad benchmark index for the U.S. bond market that covers all major types of bonds, including taxable corporate bonds, Treasury bonds, and municipal bonds.

Residential mortgage-backed securities (RMBS) are a debt-based security (similar to a bond), backed by the interest paid on loans for residences. An RMBS is constructed by one of two sources: a government agency such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), or by a non-agency investment-banking firm.

Must be preceded or accompanied by a prospectus.

The Regan Total Return Income Fund is distributed by Quasar Distributors, LLC.

Regan Total Return Income Fund

Performance Summary

September 30, 2021 (Unaudited)

Comparison of a Hypothetical $10,000 Investment
in the Regan Total Return Income Fund – Institutional Class
and the Bloomberg Barclays U.S. Aggregate Bond Index

Investment Returns

For the period ended September 30, 2021

Since Inception**
Regan Total Return Income Fund*
Institutional Class	14.96%
Investor Class	14.72%
Bloomberg Barclays U.S. Aggregate Bond Index(1)	-0.90%

*  Inception date on October 1, 2020.

**  Not Annualized.

(1)  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based fixed-income index that includes government Treasury securities, corporate bonds, mortgage-backed securities, asset-backed securities and munis to simulate the universe of bonds in the market.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call 1.800.44.REGAN or visit the Fund's website at www.reganfunds.com.

The gross expense ratios as stated in the prospectus dated September 30, 2020 are 2.01% and 1.71% for the Investor Class and Institutional Class, respectively. The net expense ratios are 1.61% and 1.31% for the Investor Class and Institutional Class, respectively, with contractual fee waivers through January 31, 2022.

Regan Total Return Income Fund

Expense Example

September 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021 (the "period").

Actual Expenses

The "Actual Fund Return" lines in the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the corresponding line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table with the lines titled "Hypothetical 5% Return" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the lines titled "Hypothetical 5% Return" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(1)
Regan Total Return Income Fund
Institutional Class
Actual Fund Return	$1,000.00	$1,033.00	1.28%	$6.52
Hypothetical 5% Return	$1,000.00	$1,018.65	1.28%	$6.48
Investor Class
Actual Fund Return	$1,000.00	$1,030.70	1.53%	$7.79
Hypothetical 5% Return	$1,000.00	$1,017.40	1.53%	$7.74

(1)  Expenses are equal to each of the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 183/365. The expense ratios reflect an expense waiver. The returns assume all dividends and distributions were reinvested.

Regan Total Return Income Fund

Allocation of Portfolio Holdings

(Calculated as a percentage of Total Investments)

September 30, 2021 (Unaudited)

*  Short-Term Investments consist of amounts held in money market funds.

Regan Total Return Income Fund

Schedule of Investments
September 30, 2021

	Principal
	Amount	Value
ASSET BACKED SECURITIES — 20.9%
Accredited Mortgage Loan Trust Series 2003-3, Class A1, 4.460%, 01-25-2034 (4)	$57,484	$59,682
Ace Securities Corp. Series 2002-HE3, Class M1, 1.886%, (1 Month USD LIBOR + 1.800%), 10-25-2032 (1)	222,761	229,910
Series 2004-HE2, Class M2, 1.886% (1 Month USD LIBOR + 1.800%), 10-25-2034 (1)	118,047	124,438
Series 2005-SD1, Class M2, 1.961% (1 Month USD LIBOR + 1.875%), 11-25-2050 (1)	145,592	147,024
Series 2006-ASL1, Class A, 0.366% (1 Month USD LIBOR + 0.280%), 02-25-2036 (1)	295,961	56,517
Series 2003-MH1, Class M1, 6.500%, 08-15-2030 (2)(3)	42,360	43,171
American Home Mortgage Investment Trust Series 2007-A, Class 4A, 0.986% (1 Month USD LIBOR + 0.900%), 07-25-2046 (1)(2)	114,893	44,946
Amortizing Residential Collateral Trust Series 2004-1, Class M3, 1.586% (1 Month USD LIBOR + 1.500%), 10-25-2034 (1)	165,864	165,112
Argent Securities Inc. Series 2006-W4, Class A2D, 0.626% (1 Month USD LIBOR + 0.540%), 05-25-2036 (1)(a)	303,327	95,851
BankAmerica Manufactured Housing Contract Trust Series 1997-1, Class B1, 6.940%, 06-10-2021	600,000	277,527
Bombardier Capital Mortgage Securitization Corp. Series 1999-B, Class A2, 6.975%, 12-15-2029 (3)	140,180	28,192
Bear Stearns Asset Backed Securities Trust Series 2007-SD1, Class 22A1, 2.741%, 10-25-2036 (3)	1,011,665	662,821
Conseco Financial Corp Series 1997-4, Class M1, 7.220%, 02-15-2029 (3)	228,032	242,108
Countrywide Asset-Backed Certificates Series 2007-6, Class 2A3, 0.306% (1 Month USD LIBOR + 0.220%), 09-25-2037 (1)	237,893	244,698
Series 2006-8, Class 2A3, 0.246% (1 Month USD LIBOR + 0.160%), 12-25-2035 (1)	27,938	27,874
Series 2006-1, Class AF6, 4.549%, 07-25-2036 (3)	83,483	84,835
Credit-Based Asset Servicing and Securitization Series 2006-CB8, Class A1, 0.366% (1 Month USD LIBOR + 0.280%), 10-25-2036 (1)	107,988	100,861
Series 2007-RP1, Class A, 0.402% (1 Month USD LIBOR + 0.310%), 05-25-2046 (1)(2)	141,669	132,396
Credit Suisse Mortgage Trust Series 2007-1, Class 1A6A, 5.863%, 02-25-2037 (3)	1,443,653	463,484
Series 2007-1, Class 5A14, 6.000%, 02-25-2037 (a)	259,772	216,780
Countrywide Asset-Backed Certificates Series 2006-9, Class 1AF6, 3.841%, 10-25-2046 (3)	241,058	243,510
Encore Credit Receivables Trust Series 2005-1, Class M1, 0.746% (1 Month USD LIBOR + 0.660%), 07-25-2035 (1)	572,962	574,478
FirstCity Capital Home Equity Funding Corp. Series 1998-2, Class A1, 6.990%, 01-25-2029 (2)	473,177	504,358
Fremont Home Loan Trust Series 2004-C, Class M2, 1.136% (1 Month USD LIBOR + 1.050%), 08-25-2034 (1)	235,073	233,589
Series 2006-3, Class 1A1, 0.366% (1 Month USD LIBOR + 0.280%), 02-25-2037 (1)(a)	75,023	55,067
Series 2006-B, Class 2A2, 0.186% (1 Month USD LIBOR + 0.100%), 08-25-2036 (1)	86,145	36,941
GE-WMC Mortgage Securities LLC Series 2006-1, Class A1B, 0.446% (1 Month USD LIBOR + 0.360%), 08-25-2036 (1)(2)	469,646	459,387
GSAMP Trust Series 2006-S1, Class A1, 0.366% (1 Month USD LIBOR + 0.280%), 11-25-2035 (1)	803,600	120,908
GS Mortgage Securities Corp. Series 2015-3R, Class 2A2, 0.226% (1 Month USD LIBOR + 0.140%), 10-26-2036 (1)(2)	400,000	390,915
Series 2015-7R, Class A, 0.232% (1 Month USD LIBOR + 0.150%), 09-26-2037 (1)(2)	145,067	143,929
Home Equity Asset Trust Series 2002-2, Class A3, 0.666% (1 Month USD LIBOR + 0.580%), 06-25-2032 (1)	94,405	91,573
IndyMac Residential Asset Backed Trust Series 2006-C, Class 2A, 0.216% (1 Month USD LIBOR + 0.130%), 08-25-2036 (1)	99,561	96,034
Indymac Home Equity Loan Asset-Backed Trust Series 2000-C, Class AF6, 5.837%, 02-25-2030 (3)	82,773	83,618
HSI Asset Securitization Corporation Trust Series 2007-HE2, Class 2A1, 0.196% (1 Month USD LIBOR + 0.110%), 04-25-2037 (1)	199,737	125,992

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Schedule of Investments
September 30, 2021

	Principal
	Amount	Value
Irwin Home Equity Series 2006-1, Class 1A1, 0.506% (1 Month USD LIBOR + 0.420%), 09-25-2035 (1)(2)	$139,693	$138,880
Long Beach Mortgage Loan Trust Series 2006-A, Class A1, 0.266% (1 Month USD LIBOR + 0.180%), 05-25-2036 (1)	986,662	29,631
MASTR Asset Backed Securities Trust Series 2006-FRE2, Class A5, 0.566% (1 Month USD LIBOR + 0.480%), 03-25-2036 (1)	307,226	245,833
Nomura Resecuritization Trust Series 2015-10R, Class 1A2, 5.873%, 12-25-2036 (2)(3)	1,170,591	1,003,684
Novastar Home Equity Loan Series 2006-5, Class A2B, 0.206% (1 Month USD LIBOR + 0.120%), 11-25-2036 (1)	1,112,017	473,456
Oakwood Mortgage Investors Inc. Series 1997-A, Class B1, 7.450%, 05-15-2027	140,084	142,566
OWNIT Mortgage Loan Asset-Backed Certificates Series 2006-6, Class A2C, 0.406% (1 Month USD LIBOR + 0.320%), 09-25-2037 (1)	924,408	565,054
Renaissance Home Equity Loan Trust Series 2004-2, Class M1, 6.414%, 07-25-2034 (4)	472,974	474,345
Security National Mortgage Loan Trust Series 2006-3A, Class A3, 6.330%, 01-25-2037 (2)(3)	381,422	209,697
UCFC Manufactured Housing Contract Series 1996-1, Class M, 7.900%, 01-15-2028 (3)	53,072	49,905
Series 1997-2, Class M, 7.380%, 10-15-2028	106,764	109,307
WAMU Asset-Backed Certificates Series 2007-HE4, Class 2A2, 0.216% (1 Month USD LIBOR + 0.130%), 07-25-2047 (1)(a)	374,049	266,042
Washington Mutual Asset-Backed CTFS Series 2007-HE1, Class 2A1, 0.146% (1 Month USD LIBOR + 0.060%), 11-25-2036 (1)	1,683,769	793,514
TOTAL ASSET BACKED SECURITIES (Cost $11,191,258)		$11,110,440
MORTGAGE BACKED SECURITIES — AGENCY — 0.3%
Freddie Mac Series 4768, Class PA, 4.500%, 11-15-2044	57,406	57,730
Government National Mortgage Association Series 2016-H03, Class FB, 0.733% (1 Month USD LIBOR + 0.650%), 01-20-2066 (1)	62,118	62,668
TOTAL MORTGAGE BACKED SECURITIES — AGENCY (Cost $118,367)		$120,398
MORTGAGE BACKED SECURITIES — NON-AGENCY — 62.6%
Adjustable Rate Mortgage Trust Series 2005-10, Class 1A1, 2.744%, 01-25-2036 (3)	149,715	142,054
Series 2005-6A, Class 1A21, 0.606% (1 Month USD LIBOR + 0.520%), 11-25-2035 (1)	264,758	242,143
American Home Mortgage Investment Trust Series 2005-2, Class 4A1, 1.655% (6 Month USD LIBOR + 1.500%), 09-25-2045 (1)	67,736	67,951
Series 2007-2, Class 11A1, 0.546% (1 Month USD LIBOR + 0.460%), 03-25-2047 (1)	421,561	198,120
Banc of America Alternative Loan Trust Series 2007-2, Class 1A1, 5.500%, 06-25-2037	802,392	799,310
Banc of America Funding Corporation Series 2005-B, Class 2A1, 2.719%, 04-20-2035 (3)	66,875	64,408
Series 2006-6, Class 1A16, 6.250%, 08-25-2036	159,437	160,500
Series 2007-4, Class 3A1, 0.456% (1 Month USD LIBOR + 0.370%), 06-25-2037 (1)	214,245	166,578
Banc of America Mortgage Securities Series 2005-J, Class 2A1, 2.570%, 11-25-2035 (3)	66,303	64,186
Series 2007-2, Class A7, 5.500%, 05-25-2037	91,909	82,294
Bayview Commercial Asset Trust Series 2006-1A, Class B1, 1.661% (1 Month USD LIBOR + 1.575%), 04-25-2036 (1)(2)	249,095	219,652
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-1, Class A1, 2.370% (US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year + 2.250%), 02-25-2036 (1)	63,136	64,444

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Schedule of Investments
September 30, 2021

	Principal
	Amount	Value
Bear Stearns Alt-A Trust Series 2005-7, Class 23A1, 2.768%, 09-25-2035 (3)	$282,230	$150,399
Series 2005-9, Class 26A1, 3.001%, 11-25-2035 (3)	567,494	420,556
Series 2006-5, Class 2A2, 3.445%, 08-25-2036 (3)	1,435,774	920,461
Bear Stearns Asset Backed Securities Trust Series 2004-AC2, Class 1A2, 5.250%, 05-25-2034	151,465	154,225
Series 2007-AC4, Class A2, 24.899% (1 Month USD LIBOR + 25.200%), 02-25-2037 (1)	812,388	979,172
Series 2003-AC5, Class A5, 5.250%, 10-25-2033 (4)	81,968	84,168
Chase Mortgage Finance Corporation Series 2005-A1, Class 3A1, 2.975%, 12-25-2035 (3)	132,598	127,496
Series 2006-A1, Class 2A3, 2.817%, 09-25-2036 (3)(a)	140,843	121,829
Series 2007-S1, Class A1, 0.686% (1 Month USD LIBOR + 0.600%), 02-25-2037 (1)	1,411,532	497,759
ChaseFlex Trust Series 2007-M1, Class 1A1, 0.386% (1 Month USD LIBOR + 0.300%), 08-25-2037 (1)	424,565	396,975
Series 2007-M1, Class 2AV2, 0.316% (1 Month USD LIBOR + 0.230%), 08-25-2037 (1)	302,943	249,107
Series 2007-3, Class 1A2, 0.546% (1 Month USD LIBOR + 0.460%), 07-25-2037 (1)	951,040	326,232
Chevy Chase Mortgage Funding Corp. Series 2005-1A, Class A2, 0.625% (1 Month USD LIBOR + 0.200%), 01-25-2036 (1)(2)	41,836	39,518
Series 2005-2A, Class A2, 0.631% (1 Month USD LIBOR + 0.230%), 05-25-2036 (1)(2)(a)	178,217	162,177
Series 2006-4A, Class A2, 0.266% (1 Month USD LIBOR + 0.180%), 11-25-2047 (1)(2)	89,641	74,040
Citigroup Mortgage Loan Trust Inc. Series 2006-AR1, Class 2A1, 2.490% (US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year + 2.400%), 03-25-2036 (1)	78,120	78,445
Series 2006-AR2, Class 1A2, 2.557%, 03-25-2036 (3)	40,559	39,393
Series 2007-10, Class 22AA, 3.124%, 09-25-2037 (3)(a)	41,519	38,778
Series 2007-AR1, Class A4, 0.506% (1 Month USD LIBOR + 0.420%), 01-25-2037 (1)	3,826,942	795,224
Series 2007-OPX1, Class A2, 0.286% (1 Month USD LIBOR + 0.200%), 01-25-2037 (1)	1,400,877	757,664
Series 2007-OPX1, Class A3B, 6.071%, 01-25-2037 (4)	1,431,814	766,020
Series 2007-OPXI, Class A5B, 5.863%, 01-25-2037 (4)	1,035,429	553,955
Countrywide Alternative Loan Trust Series 2003-J2, Class M, 6.000%, 10-25-2033	203,653	202,914
Series 2004-28CB, Class 2A4, 5.750%, 01-25-2035	214,042	218,213
Series 2005-19CB, Class A2, 16.751% (1 Month USD LIBOR + 16.940%), 06-25-2035 (1)	74,286	81,062
Series 2005-84, Class 1A1, 2.206%, 02-25-2036 (3)	202,997	185,920
Series 2005-J1, Class 2A1, 5.500%, 02-25-2025	31,158	31,553
Series 2006-12CB, Class A3, 5.750% (1 Month USD LIBOR + 5.750%), 05-25-2036 (1)	136,099	97,810
Series 2006-24CB, Class A13, 0.436% (1 Month USD LIBOR + 0.350%), 08-25-2036 (1)	571,330	287,217
Series 2006-OA19, Class A1, 0.266% (1 Month USD LIBOR + 0.180%), 02-20-2047 (1)	371,671	290,300
Series 2007-16CB, Class 1A2, 0.486% (1 Month USD LIBOR + 0.400%), 08-25-2037 (1)	406,233	288,430
Series 2007-24, Class A6, 1.086% (1 Month USD LIBOR + 1.000%), 10-25-2037 (1)	1,204,296	260,881
Series 2007-3T1, Class 1A2, 0.586% (1 Month USD LIBOR + 0.500%), 04-25-2037 (1)	1,926,657	668,714
Series 2007-9T1, Class 1A4, 0.586% (1 Month USD LIBOR + 0.500%), 05-25-2037 (1)	1,317,897	493,085
Series 2007-9T1, Class 1A5, 5.414% (1 Month USD LIBOR + 5.500%), 05-25-2037 (1)	1,317,897	275,852
Series 2007-OA2, Class 1A1, 0.927% (12 Month Treasury Average 0.840%), 03-25-2047 (1)	440,716	401,074
Series 2008-2R, Class 2A1, 7.585%, 08-25-2037 (3)	107,092	68,647
Countrywide Home Loans Series 2003-49, Class A8A, 2.544%, 12-19-2033 (3)	317,642	328,211
Series 2004-22, Class A1, 2.685%, 11-25-2034 (3)	48,162	47,295
Series 2004-J3, Class A7, 5.500%, 05-25-2034	66,989	69,877
Series 2005-19, Class 2A1, 0.436% (1 Month USD LIBOR + 0.350%), 08-25-2035 (1)	373,324	89,902
Series 2007-HY5, Class 1A1, 3.404%, 09-25-2047 (3)	146,470	136,124
Credit Suisse First Boston Mortgage Securities Series 2002-30, Class DB1, 7.379%, 11-25-2032 (3)	358,864	376,317
Series 2005-7, Class 2A2, 0.386% (1 Month USD LIBOR + 0.300%), 08-25-2035 (1)	1,272,528	581,309
Series 2005-10, Class 6A7, 5.500%, 11-25-2035	274,193	167,268
Credit Suisse Mortgage Trust Series 2007-4, Class 2A2, 6.000%, 06-25-2037	119,399	93,383
Series 2007-5, Class 3A19, 6.000%, 08-25-2037	297,537	268,743
Series 2007-4R, Class 1A1, 6.113%, 10-26-2036 (2)(3)	92,860	91,289

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Schedule of Investments
September 30, 2021

	Principal
	Amount	Value
Deutsche Alt-A Securities Inc. Mortgage Loan Trust Series 2005-4, Class A5, 5.500%, 09-25-2035 (3)	$89,723	$88,847
Series 2007-OA1, Class A1, 0.236% (1 Month USD LIBOR + 0.150%), 02-25-2047 (1)	1,100,310	804,373
Deutsche Mortgage Securities, Inc. Series 2004-1, Class 3A5, 5.660%, 12-25-2033 (4)	50,678	52,215
Series 2006-PR1, Class 5AF1, 0.640% (1 Month USD LIBOR + 0.550%), 04-15-2036 (1)(2)	606,921	472,008
FirstKey Mortgage Trust Series 2015-1, Class A3, 3.500%, 03-25-2045 (2)(3)	89,277	90,826
GSR Mortgage Loan Trust Series 2005-AR5, Class 2A3, 2.625%, 10-25-2035 (3)	28,259	19,880
Series 2006-3F, Class 2A3, 5.750%, 03-25-2036	92,452	96,560
HarborView Mortgage Loan Trust Series 2005-16, Class 1A1A, 0.580% (1 Month USD LIBOR + 0.500%), 01-19-2036 (1)	2,835,857	1,008,114
Series 2005-16, Class 3A1A, 0.580% (1 Month USD LIBOR + 0.500%), 01-19-2036 (1)	327,394	233,384
Series 2006-3, Class 2A1A, 2.626%, 06-19-2036 (3)	240,302	134,252
Series 2006-5, Class 2A1A, 0.440% (1 Month USD LIBOR + 0.360%), 07-19-2046 (1)	1,842,497	1,114,171
HSI Asset Loan Obligation Series 2007-WF1, Class A1, 0.146% (1 Month USD LIBOR + 0.060%), 12-25-2036 (1)	876,084	328,308
IndyMac IMSC Mortgage Loan Trust Series 2007-F3, Class 2A1, 6.500%, 09-25-2037 (a)	28,699	20,146
Series 2005-AR2, Class 3A1, 3.184%, 01-25-2036 (3)	112,527	111,913
Series 2004-AR5, Class 2A1A, 0.946% (1 Month USD LIBOR + 0.860%), 08-25-2034 (1)(a)	37,477	33,449
Series 2007-AR9, Class 2A1, 3.062%, 04-25-2037 (3)	24,221	16,840
Impac CMB Trust Series 2004-11, Class 2A1, 0.746% (1 Month USD LIBOR + 0.660%), 03-25-2035 (1)(a)	43,469	39,252
Impac Secured Assets Corp. Series 2007-3, Class A1A, 0.196% (1 Month USD LIBOR + 0.110%), 09-25-2037 (1)	228,110	191,012
JP Morgan Mortgage Trust Series 2004-A1, Class 5A1, 2.385%, 02-25-2034 (3)(a)	91,547	89,842
Series 2005-A2, Class 2A1, 3.158%, 04-25-2035 (3)	266,406	262,780
Series 2007-A1, Class 5A6, 2.478%, 07-25-2035 (3)	79,644	77,135
Series 2007-S3, Class 1A18, 0.586% (1 Month USD LIBOR + 0.500%), 08-25-2037 (1)	951,789	349,184
Series 2017-4, Class A3, 3.500%, 11-25-2048 (2)(3)	20,439	20,618
Lehman Mortgage Trust Series 2005-3, Class 2A7, 6.000%, 01-25-2036	362,521	381,717
Series 2006-6, Class 5A1, 0.586% (1 Month USD LIBOR + 0.500%), 12-25-2036 (1)	185,736	97,342
Series 2006-6, Class 5A2, 6.414% (1 Month USD LIBOR + 6.500%), 12-25-2036 (1)	455,535	67,961
Series 2007-1, Class 2A3, 6.544% (1 Month USD LIBOR + 6.630%), 02-25-2037 (1)	1,547,726	395,638
Series 2007-3, Class 1A3, 0.386% (1 Month USD LIBOR + 0.300%), 03-25-2037 (1)	1,676,650	494,609
Series 2007-6, Class 1A7, 6.000%, 07-25-2037	697,534	706,951
Series 2007-7, Class 1A1, 0.586% (1 Month USD LIBOR + 0.500%), 08-25-2037 (1)	917,091	532,343
Lehman XS Trust Series 2007-6, Class 1A1, 1.399% (6 Month USD LIBOR + 1.250%), 05-25-2037 (1)	638,577	596,113
MASTR Adjustable Rate Mortgages Trust Series 2004-4, Class 2A3, 2.224%, 05-25-2034 (3)	246,140	246,229
Series 2005-6, Class 5A1, 2.655%, 07-25-2035 (3)	96,286	92,640
MASTR Alternative Loans Trust Series 2003-5, Class 3A1, 6.000%, 08-25-2033	184,704	193,453
Series 2003-6, Class 3A3, 6.000%, 09-25-2033	61,710	64,059
Series 2004-12, Class 2A1, 6.500%, 12-25-2034	97,326	101,818
Merrill Lynch Mortgage Backed Securities Trust Series 2007-2, Class 1A1, 2.490% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year + 2.400%), 08-25-2036 (1)	132,688	125,702
Merrill Lynch Mortgage Investors Trust Series 2005-A2, Class A2, 2.838%, 02-25-2035 (3)	96,036	97,882
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 1A5, 5.750%, 12-25-2035	34,359	29,160
Series 2005-4, Class 4A, 4.780%, 08-25-2035 (3)	45,061	31,015
Series 2006-7, Class 3A, 5.098%, 06-25-2036 (3)	119,369	96,138
Series 2007-10XS, Class A19, 6.000%, 02-25-2037 (3)	549,283	294,918
Series 2007-14AR, Class 3A3, 2.311%, 10-25-2037 (3)	721,265	667,410

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Schedule of Investments
September 30, 2021

	Principal
	Amount	Value
Prime Mortgage Trust Series 2004-1, Class 1A6, 5.250%, 08-25-2034	$150,966	$155,459
Series 2006-DR1, Class 2A2, 6.000%, 05-25-2035 (2)	599,516	576,132
RBSGC Mortgage Pass Through Certificates Series 2008-A, Class A1, 5.500%, 11-25-2035 (2)(3)	345,959	334,246
RBSSP Resecuritization Trust Series 2009-12, Class 9A2, 2.796%, 03-25-2036 (2)(3)	514,349	476,981
Residential Accredit Loans, Inc. Series 2006-QS4, Class A8, 8.000% (1 Month USD LIBOR + 5143.000%), 04-25-2036 (1)	88,486	83,531
Residential Funding Mtg Sec I Series 2006-S12, Class 3A7, 5.750%, 12-25-2036	210,907	209,931
Series 2007-SA3, Class 2A1, 4.248%, 07-27-2037 (3)	588,788	509,088
Sequoia Mortgage Trust Series 2007-3, Class 2BA1, 3.035%, 07-20-2037 (3)	40,318	33,903
Series 2014-1, Class 2A5, 4.000%, 04-25-2044 (2)(3)	151,893	155,140
Salomon Brothers Mortgage Securities VII Series 1997-HUD1, Class A4, 3.252%, 12-25-2030 (3)(a)	260,993	195,907
Suntrust Adjustable Rate Mortgage Loan Trust Series 2007-2, Class 2A1, 2.642%, 04-25-2037 (3)	209,158	149,025
Series 2007-4, Class 2A1, 2.614%, 10-25-2037 (3)	177,356	158,659
Series 2007-3, Class 2A1, 3.285%, 04-25-2047 (3)	120,155	123,592
Structured Asset Mortgage Investments Inc Series 2006-AR5, Class 1A1, 0.506% (1 Month USD LIBOR + 0.420%), 05-25-2036 (1)	116,707	102,641
Terwin Mortgage Trust Series 2005-18AL, Class A3, 0.456% (1 Month USD LIBOR + 0.370%), 01-25-2037 (1)	445,631	222,464
Thornburg Mortgage Securities Trust Series 2007-4, Class 2A1, 1.984%, 09-25-2037 (3)	100,050	101,221
TIAA Bank Mortgage Loan Trust Series 2018-3, Class A13, 4.000%, 11-25-2048 (2)(3)	371,101	375,212
WAMU Mortgage Pass-Through Certificates Series 2004-AR11, Class A, 2.470%, 10-25-2034 (3)	191,446	191,019
Series 2004-AR9, Class B1, 2.707%, 08-25-2034 (3)(a)	261,409	241,019
Series 2004-CB3, Class 1A, 6.000%, 10-25-2034	62,163	63,759
Series 2004-S1, Class 1A11, 5.500%, 03-25-2034	43,081	43,893
Series 2005-AR12, Class 1A4, 2.819%, 10-25-2035 (3)	43,445	44,291
Series 2006-AR10, Class 1A2, 2.864%, 09-25-2036 (3)	541,103	543,311
Series 2006-AR2, Class 2A1, 3.178%, 03-25-2036 (3)	106,110	107,284
Series 2007-HY1, Class 1A1, 2.863%, 02-25-2037 (3)	134,864	127,716
Washington Mutual Mortgage Pass-Through CTFS Series 2005-1, Class 1A1, 5.500%, 03-25-2035	287,210	292,567
Series 2006-AR10, Class A2B, 0.506% (1 Month USD LIBOR + 0.420%), 12-25-2036 (1)	663,169	97,611
Washington Mutual MSC Mortgage Pass-Through CTFS Series 2004-RA3, Class 2A, 5.940%, 08-25-2038 (3)	309,013	323,617
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, Class 2A3, 2.534%, 10-25-2036 (3)	89,450	88,047
Yale Mortgage Loan Trust Series 2007-1, Class A, 0.486% (1 Month USD LIBOR + 0.400%), 06-25-2037 (1)(2)	89,738	39,052
TOTAL MORTGAGE BACKED SECURITIES — NON-AGENCY (Cost $33,877,061)		$33,241,148
	Shares
SHORT TERM INVESTMENTS — 16.4%
First American Government Obligations Fund - 0.026% (3)(b)	8,715,003	8,715,003
TOTAL SHORT TERM INVESTMENTS (Cost $8,715,003)		$8,715,003
TOTAL INVESTMENTS — 100.2% (Cost $53,901,689)		53,186,989
Liabilities in Excess of Other Assets — (0.2)%		(88,552)
TOTAL NET ASSETS — 100.0%		$53,098,437

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Schedule of Investments
September 30, 2021

(1)  Floating rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2021.

(2)  Restricted security deemed liquid. The total market value of these securities was $6,198,254 (11.67% of total net assets) as of September 30, 2021.

(3)  Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of September 30, 2021.

(4)  Step-up bond. The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of September 30, 2021.

(a)  Value determined using unobservable inputs.

(b)  The rate quoted is the annualized seven-day effective yield as of September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Statement of Assets and Liabilities
September 30, 2021

Assets
Investments, at value (cost $53,901,689)	$53,186,989
Interest Receivable	115,129
Receivable for capital shares sold	1,354,356
Receivable for investments sold	357,566
Other assets	36,028
Total Assets	55,050,068
Liabilities
Payable for capital shares redeemed	357,493
Payable for investments purchased	1,323,574
Payable for distributions	171,873
Distribution fees - Investor Class	1,001
Payable to Advisor	7,814
Accrued Shareholder Servicing Fees	7,233
Accrued expenses and other liabilities	82,643
Total Liabilities	1,951,631
Net Assets	$53,098,437
Components of Net Assets
Paid-in capital	$53,865,101
Total distributable earnings	(766,664)
Net Assets	$53,098,437
Institutional Class:
Net assets	$52,282,809
Shares outstanding (unlimited number of shares authorized, no par value)	5,091,499
Net asset value, offering and redemption price per share	$10.27
Investor Class:
Net assets	$815,628
Shares outstanding (unlimited number of shares authorized, no par value)	78,719
Net asset value, offering and redemption price per share	$10.36

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Statement of Operations
For the Year Ended September 30, 2021

Investment Income
Interest income	$2,048,847
Expenses
Advisory fees	174,570
Administration fees (Note 3)	125,988
Transfer agent fees and expenses (Note 3)	64,005
Registration fees	46,628
Audit fees	18,973
Legal fees	18,741
Shareholder servicing fees (Note 6)	15,691
Trustees' fees	14,394
Compliance fees (Note 3)	12,002
Custody fees (Note 3)	9,305
Miscellaneous expenses	9,228
Shareholder reporting fees	1,845
Distribution fees - Investor Class (Note 7)	1,001
Insurance expense	166
Total Expenses	512,537
Expenses waived and reimbursed by the Adviser (Note 3)	(260,469)
Net Expenses	252,068
Net Investment Income	1,796,779
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on Investments	278,131
Change in unrealized appreciation/depreciation on investments	(714,700)
Net Realized and Unrealized Loss on Investments	(436,569)
Net Increase in Net Assets from Operations	$1,360,210

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Statement of Changes in Net Assets

Period Ended September 30, 2021*
Operations
Net investment income	$1,796,779
Net realized gain on investments	278,131
Change in unrealized appreciation/depreciation on investments	(714,700)
Net Increase in Net Assets from Operations	1,360,210
Distributions to Shareholders
Institutional Class	(2,083,497)
Investor Class	(43,377)
Total Distributions to Shareholders	(2,126,874)
Capital Share Transactions
Proceeds from shares sold
Institutional Class	61,980,903
Investor Class	795,977
Proceeds from shares reinvested
Institutional Class	1,876,695
Investor Class	37,961
Cost of shares redeemed
Institutional Class	(10,810,252)
Investor Class	(16,183)
Net Increase in Net Assets from Capital Share Transactions	53,865,101
Total Increase in Net Assets	53,098,437
Net Assets
Beginning of period	-
End of period	$53,098,437
Capital Shares Transactions
Institutional Class
Shares Sold	5,944,500
Shares reinvested	182,918
Shares redeemed	(1,035,919)
Net increase in shares outstanding	5,091,499
Investor Class
Shares Sold	76,600
Shares reinvested	3,671
Shares redeemed	(1,552)
Net increase in shares outstanding	78,719

* The inception date of the Fund is October 1, 2020.

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Financial Highlights
Institutional Class

For a Capital Share Outstanding Throughout the Period Presented:

	For the Period Ended September 30, 2021(1)
Net Asset Value, Beginning of Period	$10.00
Gain from Investment Operations:
Net investment income(2)	0.95
Net realized and unrealized gain on investments	0.49	(6)
Total Gain from Investment Operations	1.44
Less Distributions:
From net investment income	(1.11)
From net realized gain on investments	(0.06)
Total Distributions	(1.17)
Net Asset Value, End of Period	$10.27
Total Return	14.96	%(3)
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$52,283
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	2.56	%(4)
After fees waived and reimbursed by the Adviser	1.28	%(4)
Ratio of net investment income to average net assets
After fees waived and reimbursed by the Adviser	9.15	%(4)
Portfolio turnover rate(5)	88.09	%(3)

(1)  Inception date of the Fund was October 1, 2020.

(2)  Per share amounts have been calculated using the average shares method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

(6)  The amount of net realized and unrealized gain (loss) on investments per share for the period ended September 30, 2021 does not accord with the amount in the Statement of Operations due to the timing of purchases and sales of Fund shared in relation to fluctuating market values.

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Financial Highlights
Investor Class

For a Capital Share Outstanding Throughout the Period Presented:

	For the Period Ended September 30, 2021(1)
Net Asset Value, Beginning of Period	$10.00
Gain from Investment Operations:
Net investment income(2)	1.03
Net realized and unrealized gain on investments	0.41	(6)
Total Gain from Investment Operations	1.44
Less Distributions:
From net investment income	(1.02)
From net realized gain on investments	(0.06)
Total Distributions	(1.08)
Net Asset Value, End of Period	$10.36
Total Return	14.72	%(3)
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$816
Ratio of expenses to average net assets
Before fees waived and reimbursed by the Adviser	5.23	%(4)
After fees waived and reimbursed by the Adviser	1.53	%(4)
Ratio of net investment income to average net assets
After fees waived and reimbursed by the Adviser	9.89	%(4)
Portfolio turnover rate(5)	88.09	%(3)

(1)  Inception date of the Fund was October 1, 2020.

(2)  Per share amounts have been calculated using the average shares method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

(6)  The amount of net realized and unrealized gain (loss) on investments per share for the period ended September 30, 2021 does not accord with the amount in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

The accompanying notes are an integral part of these financial statements.

Regan Total Return Income Fund

Notes to Financial Statements
September 30, 2021

NOTE 1 – ORGANIZATION

Regan Total Return Income Fund (the "Fund") is a diversified series of Trust for Advised Portfolios (the "Trust"). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. Regan Capital LLC (the "Adviser") serves as the investment manager to the Fund. The inception date of the Fund was October 1, 2020. The investment objective of the Fund is to provide a high level of risk-adjusted current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results may differ from those estimates.

A. Securities Valuation

Portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When reliable market quotations are not readily available or the Fund's pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security's fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset is valued at its fair value as determined under procedures approved by the Board. Valuing securities at fair value is intended to ensure that the Fund is accurately priced and involves reliance on judgment. Fair value determinations are made in good faith in accordance with the procedures adopted by the Board. The Board will regularly evaluate whether the Fund's fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust's valuation committee. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including "restricted" securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of each Fund's investments are not necessarily an indication of the risk associated with investing in those securities.

Regan Total Return Income Fund

Notes to Financial Statements
September 30, 2021

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments.

Equity securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at NAV. These investments are categorized as Level 1 of the fair value hierarchy.

Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by independent pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.

U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage pass-throughs include to-be announced ("TBAs") securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations.

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund's Adviser with oversight by the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Adviser considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Regan Total Return Income Fund

Notes to Financial Statements
September 30, 2021

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's investments in each category investment type as of September 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Assets
Asset Backed Securities	$-	$10,476,700	$633,740	$11,110,440
Mortgage Backed Securities – Agency	-	120,398	-	120,398
Mortgage Backed Securities – Non-Agency	-	32,311,456	929,692	33,241,148
Short Term Investments	8,715,003	-	-	8,715,003
Total	$8,715,003	$42,908,554	$1,563,432	$53,186,989

Please refer to the Schedule of Investments for further classification.

The independent pricing service does not distinguish between smaller-sized bond positions, known as "odd lots", and larger institutional-sized bond positions, known as "round lots". The Adviser reviews pricing from the independent pricing service relative to odd lot acquisitions. If the vendor price is more than 3% greater than the acquisition price of the odd lot, cost is initially used to value the position. The Adviser monitors market levels and the vendor pricing daily, and will employ the vendor's price when the Adviser believes it represents fair value, or if additional purchases of a security result in a round lot position. The Adviser also monitors current market levels for odd lot positions and updates fair valuations if material differences are observed.

Odd lot securities valued at cost are classified as level 2 when acquired within 30 days of the reporting date; odd lot positions acquired more than 30 days prior to the reporting date and valued at cost are classified as level 3.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset Backed Securities	Mortgage Backed Securities – Non-Agency
Balance at October 1, 2020*	$-	$-
Purchased	658,647	1,004,033
Accrued discounts/premiums	34,520	18,511
Sale/Paydown Proceeds	(39,743)	(83,880)
Realized Gain (Loss)	14,020	8,947
Change in unrealized Appreciation (depreciation)	(33,704)	(17,919)
Balance at September 30, 2021	$633,740	$929,692

*  Inception date of the Fund.

Regan Total Return Income Fund

Notes to Financial Statements
September 30, 2021

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following is a summary of quantitative information about level 3 valued measurements:

Regan Total Return Income Fund

	Value at 9/30/2021	Valuation Technique(s)
Asset Backed Securities	$633,740	Acquisition Price
Mortgage Backed Securities	$929,692	Acquisition Price

The Fund invests in distressed debt securities, which are securities that are priced below $50. In accordance with GAAP, the ultimate realizable value and potential for early retirement of securities is considered when determining the yield. If current values of debt securities decline significantly from the issue price, computed yields may be higher than rates expected to be ultimately realized. To avoid unsound yield information being presented in the Fund's financial statements, consideration is given to capping yields of individual securities at a reasonable level. The Fund's Adviser performs a periodic assessment of the yields for these distressed securities and adjustments are made to the income and cost of these securities on the Fund's financial statements.

B. Security Transactions, Investment Income and Distributions

The Fund record security transactions based on trade date. Realized gains and losses on sales of securities are calculated by comparing the original cost of the specifically identified security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

C. Distributions to Shareholders

Distributions from net investment income, if any, are declared at least quarterly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

D. Federal Income Taxes

The Fund has elected to be taxed as Regulated Investment Companies ("RIC") under the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions (if any) and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended September 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Fund did not incur any interest or tax penalties. The Fund has not currently filed any tax returns; generally, tax authorities can examine tax returns filed for the preceding three years.

Regan Total Return Income Fund

Notes to Financial Statements
September 30, 2021

NOTE 3 – INVESTMENT MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Trust entered into an agreement for the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.89%.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's operating expenses (other than shareholder servicing fees, front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses, Rule 12b-1 fees, or intermediary servicing fees) for each class so that annual operating expenses will not exceed 1.20% ( the "Expense Cap"). The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund's expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Cap in place at the time such amounts were waived or paid and (2) the Fund's Expense Cap at the time of recoupment.

At September 30, 2021, the expenses reimbursed, and contractual fees waived by the Adviser and subject to potential recapture by period were as follows:

Regan Total Return Income Fund

Fiscal Year	Waived/reimbursed	Expiration
September 30, 2021	$260,469	September 30, 2024

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services"), serves as the Fund's administrator and fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund's custodian and provides compliance services to the Fund. Quasar Distributors, LLC ("Quasar" or the "Distributor") acts as the Fund's distributor and principal underwriter. For the period ended September 30, 2021, the Fund incurred the following expenses for administration and fund accounting, compliance, custody and transfer agency fees:

Administration and Fund Accounting	$125,988
Compliance Service	12,002
Custody	9,305
Transfer Agency	64,005

At September 30, 2021, the Fund had payables due to Fund Services for administration and fund accounting, compliance, custody and transfer agency fees to U.S. Bank in the following amounts:

Administration and Fund Accounting	$33,327
Compliance Services	3,002
Custody	1,657
Transfer Agency	16,299

The above payable amounts are included in Accrued other expenses and other liabilities in the Statement of Assets and Liabilities.

The Independent Trustees were paid $14,394 for their services and reimbursement of travel expenses during the period ended September 30, 2021. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Regan Total Return Income Fund

Notes to Financial Statements
September 30, 2021

NOTE 4 – INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended September 30, 2021, were as follows:

	Non-Government	Government
Purchases	$60,033,983	$2,828,145
Sales	$12,761,669	$2,731,006

NOTE 5 – FEDERAL INCOME TAX INFORMATION

At September 30, 2021, the components of distributable earnings for income tax purposes were as follows:

Regan Total Return Income Fund

Cost of investments	$55,570,604
Gross unrealized appreciation	225,327
Gross unrealized depreciation	(2,608,942)
Net unrealized depreciation on investments	(2,383,615)
Undistributed ordinary income	1,616,951
Undistributed long-term capital gains	-
Distributable earnings	1,616,951
Other book/tax temporary differences	-
Total distributable earnings	$(766,664)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable in part to the recognition of accretable yield on deep discounted mortgage back securities.

The following table summarizes the characteristics of distributions paid during the period ended September 30, 2021:

Regan Total Return Income Fund

Income	Short Term Capital Gains	Total Distributions
$2,126,874	$-	$2,126,874

At September 30, 2021, the Fund did not have any capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, thus reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

NOTE 6 – SHAREHOLDER SERVICING PLAN

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate on average daily net assets up to a maximum rate as follows:

Institutional Class	0.10%	Investor Class	0.15%

The Shareholder Servicing Plan authorizes payment of a shareholder servicing fee to the financial intermediaries and other service providers who provide administrative and support services to Fund shareholders.

For the period ended September 30, 2021, class specific Shareholder Servicing fees were as follows:

Institutional Class	$15,371	Investor Class	$320

Regan Total Return Income Fund

Notes to Financial Statements
September 30, 2021

NOTE 7 – DISTRIBUTION PLAN

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets of the Investor Class shares. For the period ended September 30, 2021, distribution fees incurred are disclosed on the Statement of Operations.

For the period ended September 30, 2021, class specific Distribution fees were as follows:

Investor Class	$1,001

NOTE 8 – COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 9 – LINE OF CREDIT

The Fund has access to a $3.75 million secured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. The average interest rate during the period ended September 30, 2021 was 3.25%. There was no loan activity for the Fund for the period ended September 30, 2021.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund's financial statements.

NOTE 11 – COVID-19 RISK

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

NOTE 12 – NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"). The main objective of ASU 2020-04 is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Inter-bank Offered Rate ("LIBOR") quotes by the UK Financial Conduct Authority. ASU 2020-04 allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31,

Regan Total Return Income Fund

Notes to Financial Statements
September 30, 2021

NOTE 12 – NEW ACCOUNTING PRONOUNCEMENTS (Continued)

2022. Management is currently assessing the impact of the adoption of ASU 2020-04 to the Fund's financial statements and various filings.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices ("Rule 2a-5"). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund's financial statements.

NOTE 13 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund's net asset value and total return. The Fund's most recent prospectus provides further descriptions of the Fund's investment objective, principal investment strategies and principal risks.

Mortgage-Backed Securities Risk. When interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Additionally, the liquidity of non-investment grade securities and sub-prime mortgage securities can change dramatically over time.

Asset-Backed Securities Risk ("ABS"). ABS represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. Certain ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Credit Risk. There is a risk that the issuer of a mortgage-backed security may experience unanticipated financial problems causing their securities to decline in value. Changes in the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. In addition, the Fund is subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal, or may stop making such payments altogether.

Regan Total Return Income Fund

Notes to Financial Statements
September 30, 2021

NOTE 13 – PRINCIPAL RISKS (Continued)

Interest Rate Risk. When interest rates increase this may result in a decrease in the value of debt securities held by the Fund. Conversely, as interest rates decrease, mortgage-backed securities' prices typically do not rise as much as the prices of comparable bonds. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. Recent market events stemming from the COVID-19 pandemic have impacted interest rates. Interest rates have fallen to historic lows during the COVID-19 pandemic and the Federal Reserve Bank and stimulus actions by the United States Congress have also caused interest rates to fall. An environment with falling interest rates may lead to a rise in the price of MBS or the increase in defaults on mortgages; falling interest rates can increase refinance activity which will increase the prepayment risk.

Prepayment Risk. When interest rates fall, certain obligations may be paid off by the obligor earlier than expected by refinancing their mortgages, resulting in prepayment of the mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage's principal and would have to reinvest the proceeds at lower yields, resulting in a decline in the Fund's income. Prepayment reduces the yield to maturity and the average life of the security.

NOTE 14 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of September 30, 2021, Charles Schwab & Co., Inc. held approximately 51%, in aggregate for the benefit of others, of the outstanding shares of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Regan Total Return Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Regan Total Return Income Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of September 30, 2021, and the related statements of operations and changes in net assets and the financial highlights for the period October 1, 2020 (commencement of operations) through September 30, 2021, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period October 1, 2020 through September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
November 29, 2021

Regan Total Return Income Fund

Additional Information
September 30, 2021 (Unaudited)

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission (SEC) on Part F of Form N-PORT. The Fund's Form N-PORT is available without charge by visiting the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Proxy Voting

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-888-44-REGAN or on the EDGAR Database on the SEC's website at ww.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC- 0330.

Tax Information

For the fiscal period ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Regan Total Return Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2021, was as follows:

Regan Total Return Income Fund.	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Regan Total Return Income Fund.	0.85%

Regan Total Return Income Fund

Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Retired	1	The Bancorp, Inc. (2013 to present); Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present).
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018, Chairman, President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Regan Total Return Income Fund

Trustees and Officer Information (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)

Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018-present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)  Each Trustee serves an indefinite term; however, under the terms of the Board's retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund's administrator, fund accountant, and transfer agent.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling 1-888-44-REGAN (1 888-447 3426).

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser

Regan Capital, LLC
8350 North Central Expressway, Suite G108
Dallas, Texas 75206

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave. Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Chrystal, Harry E. Resis and Brian Ferrie are the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2021	FYE 09/30/2020
( a ) Audit Fees	$17,500	N/A
( b ) Audit-Related Fees	None	N/A
( c ) Tax Fees	$3,100	N/A
( d ) All Other Fees	None	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2021	FYE 09/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2021	FYE 09/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

2

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/8/2021

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	12/8/2021

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